UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2012 (January 24, 2012)

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2012 Performance Share Program

On January 24, 2012, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (“Adobe” or the “Company”) approved the Award Calculation Methodology for the 2012 Performance Share Program (the “Program”) under the terms of the Company’s 2003 Equity Incentive Plan.  The Committee established the Program to (i) help focus key employees on achieving specific performance targets, (ii) reinforce a team orientation, (iii) provide significant award potential for achieving outstanding performance, and (iv) enhance the ability of the Company to attract and retain highly talented and competent individuals.  Members of the Company’s executive management team and other key members of senior management were selected by the Committee to participate in the Program for fiscal year 2012.  The Committee granted awards for the executive officers under the Program on January 24, 2012 in the form of a target award and a Maximum Award (as defined below) of performance shares approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

The Program requires that the Company achieve an established performance goal as an initial threshold in order to earn any performance shares under the Program. If the initial threshold is met, the Program then provides for the calculation of the performance shares actually earned.

For fiscal year 2012, the initial threshold and Other Performance Goals (as defined below) are set, including metrics that determine the actual number of performance shares earned, in the 2012 Award Calculation Methodology adopted as part of the Program.  The Award Calculation Methodology requires that the Company achieve at least 80% of the GAAP revenue target approved by the Board of Directors under the annual operating plan (disregarding the effects of any material acquisitions not incorporated into the operating plan) as an initial threshold before participants may earn any performance shares under the Program.  If the initial threshold is not achieved, participants forfeit their entire awards.  If this initial threshold is achieved, the actual number of performance shares earned by each participant is set at 150% of his or her target incentive amount (the “Maximum Award”), subject to a reduction based on the level of achievement of six sets of strategic objectives approved by the Committee (the “Other Performance Goals”) which will determine the actual award earned. For each set of Other Performance Goals, the calculation is as follows:

Other Performance Goal Weight	x	Number of Performance Shares in Target Award	x	Other Performance Goal Achievement %	=	Actual Performance Shares

The six sets of Other Performance Goals have weightings ranging from 10% to 25%, as determined by the Committee, and the Other Performance Goal Achievement percentage for each set of Other Performance Goals is capped at 150%.  The actual award earned equals the sum of the Actual Performance Shares determined using the equation above for all six sets of Other Performance Goals.  Any partial share of an actual award will be rounded up to the next whole share, but in no event will such rounding result in an award greater than the Maximum Award.

Performance shares will be earned (if at all) upon certification by the Committee of actual performance achievement following the Company’s 2012 fiscal year-end, subject to specified change of control exceptions.  In addition, as a condition to earning any part of the Maximum Award, a participant must be employed by the Company through the first anniversary of the grant date to be eligible.

Actual performance shares will vest as to 1/3 of the total number of actual performance shares on the date the Committee certifies achievement of the applicable metrics, or the first anniversary of the grant date, whichever is later.  Thereafter, the actual performance shares are subject to time-based vesting and will vest as to 1/3 of the total number of actual performance shares each year on the second and third anniversaries of the grant date, contingent upon the participant’s continued service to the Company.

The target awards and Maximum Awards for the performance shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers* on January 24, 2012 are as follows:

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	157,500	236,250
Mark Garrett	Executive Vice President and Chief Financial Officer	62,500	93,750
Kevin Lynch	Senior Vice President, Chief Technology Officer	62,500	93,750
Matthew Thompson	Senior Vice President, Worldwide Field Operations	62,500	93,750

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.  Robert Tarkoff and Joshua James are no longer with the Company and, as such, are not participants in the Company’s 2012 Performance Share Program.

A participant may receive less than his or her target award, and in no event may actual shares earned exceed the Maximum Award.  Any amounts paid under the Program are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan.  A copy of the form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  A copy of the form of the Performance Share Program and the 2012 Award Calculation Methodology are attached hereto as Exhibits 10.2 and 10.3, respectively.

2012 Executive Annual Incentive Plan

On January 24, 2012, the Committee approved the terms of the 2012 Executive Annual Incentive Plan (the “Incentive Plan”), adopted pursuant to the Company’s 2011 Executive Cash Performance Bonus Plan, which applies to certain executive officers of the Company.  The Incentive Plan is designed to (i) drive revenue growth and operating profits, (ii) encourage accountability, (iii) drive execution of long-term strategy and annual operating plan objectives, and (iv) recognize and reward executives upon the achievement of the Company’s objectives.

Executive officers of the Company who are employed during the eligibility period (fiscal year), are Senior Vice President level or above and are regular employees of Adobe through the date the bonus is paid are eligible to participate in the Incentive Plan. Pursuant to the Incentive Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of the executive’s earned base salary.

The Incentive Plan requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board of Directors under the annual operating plan (disregarding the effects of any material acquisitions not incorporated into the operating plan) as a minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan.  If the initial threshold is not achieved, no payments are made under the Incentive Plan.  If this initial threshold is achieved, each participant is eligible to earn a maximum bonus (the “Maximum Bonus”) equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below.  The target bonus is calculated by multiplying the participant’s base salary earned during the fiscal year by a Committee-approved target bonus percentage.  The actual bonus earned by each participant is calculated as described below.

For fiscal year 2012, the target bonus and Maximum Bonus, expressed as a percentage of annual base salary for the Company’s principal executive officer, principal financial officer and other named executive officers*, are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	150%	300%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Kevin Lynch	Senior Vice President, Chief Technology Officer	75%	150%
Matthew Thompson	Senior Vice President, Worldwide Field Operations	100%	200%

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.  Robert Tarkoff and Joshua James are no longer with the Company and, as such, are not participants in the Company’s 2012 Executive Annual Incentive Plan.

The Maximum Bonus for each participant is subject to reduction based on the Company’s achievement, as determined under a matrix, of adjusted revenue (GAAP revenue adjusted to reflect the shippable backlog at the end of the fiscal year and to disregard the effects of any material acquisitions not incorporated into the operating plan) and adjusted non-GAAP operating profit (GAAP operating profit, adjusted to include the operating profit associated with shippable backlog at the end of the fiscal year and to exclude (i) any annual incentive plan payments, (ii) the effects of any material acquisitions not incorporated into the operating plan, (iii) the impact of stock-based compensation expense, (iv) deferred compensation expense, (v) restructuring and other charges, and (vi) amortization of purchased intangibles, technology license arrangements and incomplete technology). These two metrics, expressed as a percentage, form the “Corporate Result.”  The Maximum Bonus is reduced to zero if the Company achieves 75% or less of the adjusted non-GAAP operating profit target or 90% or less of the adjusted revenue target.  The maximum Corporate Result percentage is 200%.

The Maximum Bonus is also subject to reduction based on each individual’s level of achievement of specified individual performance goals.  The results of these individual metrics, expressed as a percentage, form the “Individual Result.”  The Individual Result percentage may not exceed 100%.

The Corporate Result and Individual Result are used in the calculation of the actual bonus payable under the Incentive Plan as follows:

Participant Target Bonus   x   Corporate Result    x   Individual Result

No participant will earn an actual bonus under the Incentive Plan in excess of his or her target bonus unless the Corporate Result exceeds 100%.

A 5% reduction will be applied to the actual bonus otherwise earned by any executive officer who fails to meet the annual performance appraisal submission deadline.  A separate 5% reduction will be applied to the actual bonus otherwise earned by any executive officer who fails to timely complete mandatory training during the fiscal year.

Any amounts paid under the Incentive Plan are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.

The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan. A copy of the Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan	10-K	1/26/2012	10.61
10.2	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.3	Award Calculation Methodology to the 2012 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2012 Executive Annual Incentive Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 26, 2012	By:	/s/ MARK GARRETT
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Award Grant Notice and Performance Share Award Agreement pursuant to the 2003 Equity Incentive Plan	10-K	1/26/2012	10.61
10.2	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.3	Award Calculation Methodology to the 2012 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2012 Executive Annual Incentive Plan				X